FREEPORT-MCMORAN
COPPER & GOLD

4th Quarter 2012
Earnings Conference Call

January 22, 2013

FREEPORT-MCMORAN COPPER & GOLD

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as those statements regarding projected ore grades and milling rates, projected production and sales volumes, projected unit net cash costs, projected operating cash flows, projected capital expenditures, exploration efforts and results, mine production and development plans, the impact of deferred intercompany profits on earnings, liquidity, other financial commitments and tax rates, the impact of copper, gold, molybdenum and cobalt price changes, reserve estimates, future dividend payments and potential share purchases, and estimated EBITDA for 2013 assuming completion of the pending acquisitions. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "intends," "likely," "will," "should," "to be," and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration of dividends is at the discretion of FCX's Board and will depend on FCX's financial results, cash requirements, future prospects, and other factors deemed relevant by the Board.

This presentation also includes forward-looking statements regarding mineralized material not included in reserves. The mineralized material described in this presentation will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material not included in reserves will become proven and probable reserves.

FCX cautions readers that forward-looking statements are not guarantees of future performance and its actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause FCX's actual results to differ materially from those anticipated in the forward-looking statements include commodity prices, mine sequencing, production rates, industry risks, regulatory changes, political risks, the outcome of ongoing discussions with the Indonesian government, the potential effects of violence in Indonesia, the resolution of administrative disputes in the Democratic Republic of Congo, weather-and climate-related risks, labor relations, environmental risks, litigation results, currency translation risks, risks associated with completion of the pending acquisitions and other factors described in more detail under the heading "Risk Factors" in FCX's Annual Report on Form 10-K for the year ended December 31, 2011, filed with the U.S. Securities and Exchange Commission (SEC) as updated by our subsequent filings with the SEC.

Investors are cautioned that many of the assumptions on which FCX's forward-looking statements are based are likely to change after its forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs, some aspects of which FCX may or may not be able to control. Further, FCX may make changes to its business plans that could or will affect its results. FCX cautions investors that it does not intend to update forward-looking statements more frequently than quarterly notwithstanding any changes in FCX's assumptions, changes in business plans, actual experience or other changes, and FCX undertakes no obligation to update any forward-looking statements.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper and per pound of molybdenum. As required by SEC Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements are in the supplemental schedule, "Product Revenues and Production Costs," beginning on page VII, which is also available on FCX's website, "www.fcx.com."

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Additional Information about the Proposed Transactions and Where to Find It

PXP Transaction

In connection with the proposed transaction, FCX has filed with the SEC a registration statement on Form S-4 that includes a preliminary proxy statement of PXP that also constitutes a prospectus of FCX. FCX and PXP also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the definitive proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by FCX and PXP with the SEC at the SEC's website at www.sec.gov. You may also obtain these documents by contacting FCX's Investor Relations department at (602) 366-8400, or via e-mail at IR@fmi.com; or by contacting PXP's Investor Relations department at (713) 579-6291, or via email at investor@pxp.com.

FCX and PXP and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about FCX's directors and executive officers is available in FCX's proxy statement dated April 27, 2012, for its 2012 Annual Meeting of Stockholders. Information about PXP's directors and executive officers is available in PXP's proxy statement dated April 13, 2012, for its 2012 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the definitive proxy statement/prospectus carefully when it becomes available. You may obtain free copies of these documents from FCX or PXP using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

MMR Transaction

In connection with the proposed transaction, the royalty trust formed in connection with the transaction has filed with the SEC a registration statement on Form S-4 that includes a preliminary proxy statement of MMR that also constitutes a prospectus of the royalty trust. FCX, the royalty trust and MMR also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by FCX, the royalty trust and MMR with the SEC at the SEC's website at www.sec.gov. You may also obtain these documents by contacting FCX's Investor Relations department at (602) 366-8400, or via e-mail at IR@fmi.com; or by contacting MMR's Investor Relations department at (504) 582-4000, or via email at IR@fmi.com.

FCX and MMR and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about FCX's directors and executive officers is available in FCX's proxy statement dated April 27, 2012, for its 2012 Annual Meeting of Stockholders. Information about MMR's directors and executive officers is available in MMR's proxy statement dated April 27, 2012, for its 2012 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the definitive proxy statement/prospectus carefully when it becomes available. You may obtain free copies of these documents from FCX or MMR using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

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2012 Highlights

- **Production Growth in North America and Africa**
- **Unusually Low 2012 Ore Grades in Indonesia – Expect Significant Increases in 2013 and Beyond**
- **Advanced Financially Attractive Brownfield Development Projects**
  - **Tenke Phase II Substantially Complete**
  - **Cerro Verde EIS Approved; Construction to Commence in 2013**
  - **Morenci Construction Commenced**
- **Positioned for Multi-Year Growth in Copper Volumes**
- **Transactions to Acquire High Quality Oil & Gas Assets to Enhance Long-Term Returns**

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Financial Highlights

Sales Data	4Q12	4Q11
Copper		
Consolidated Volumes (mm lbs)	972	823
Average Realization (per lb)	$3.60	$3.42
Site Production & Delivery Unit Costs (per lb)	$2.01	$1.96
Unit Net Cash Costs (per lb)	$1.54	$1.57
Gold		
Consolidated Volumes (000's ozs)	254	133
Average Realization (per oz)	$1,681	$1,656
Molybdenum		
Consolidated Volumes (mm lbs)	21	19
Average Realization (per lb)	$12.62	$15.08

Financial Results *(in millions, except per share amounts)*	4Q12	4Q11
Revenues	$4,513	$4,162
Net Income Applicable to Common Stock (1)	$743	$640
Diluted Earnings Per Share (1)	$0.78	$0.67
Operating Cash Flows (2)	$1,265	$746
Capital Expenditures	$976	$785
Total Debt	$3,527	$3,537
Consolidated Cash	$3,705	$4,822

(1) 4Q12 includes a net credit of $40 mm (4¢/share) associated with adjustments to environmental obligations and related litigation reserves and a gain for insurance recoveries, partly offset by charges for labor agreement costs at Candelaria and for costs associated with the PXP and MMR transactions. 4Q11 net income included a net charge of $73 mm (8¢/share) associated with adjustments to environmental obligations and related litigation reserves and bonuses for new labor agreements and other employee costs at PT Freeport Indonesia, Cerro Verde and El Abra.

(2) Includes net working capital sources/(uses) and other tax payments of $122 mm in 4Q12 and $(335) mm in 4Q11.

Quarterly Operating Highlights

4Q12 Unit Production Costs

(per pound of copper)	North America	South America	Indonesia	Africa	Consolidated
Cash Unit Costs					
Site Production & Delivery (1)	$2.00	$1.67	$2.91	$1.38	$2.01
By-Product Credits	(0.35)	(0.29)	(1.93)	(0.21)	(0.65)
Treatment Charges	0.13	0.16	0.22	-	0.15
Royalties (1)	-	-	0.13	0.07	0.03
Unit Net Cash Costs	$1.78	$1.54	$1.33	$1.24	$1.54

Sales From Mines for 4Q12 & 4Q11 by Region



North America
321
333
Cu
mm lbs
21(2)
19(2)
Mo
mm lbs
4Q12
4Q11
4Q12
4Q11
South America(3)
350
357
Cu
mm lbs
4Q12
4Q11
Indonesia(4)
204
50
Cu
mm lbs
224
102
Au
000's ozs
4Q12
4Q11
4Q12
4Q11
Africa(5)
97
83
Cu
mm lbs
4Q12
4Q11

(1) Production costs include profit sharing in South America and severance taxes in North America.
(2) Includes 2 mm lbs in 4Q12 and 4Q11 from South America.
(3) Gold sales totaled 26k ozs in 4Q12 and 29k ozs in 4Q11. Silver sales totaled 1 mm ozs in 4Q12 and 893 k ozs in 4Q11.
(4) Silver sales totaled 670k ozs in 4Q12 and 164k ozs in 4Q11.
(5) Cobalt sales totaled 6 mm lbs in 4Q12 and in 4Q11.
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" on FCX's website.

Update on Grasberg

- **Unusually low metal production in 2012 compared with historical levels**
  - Lower grades in Grasberg open pit
  - DOZ ramp-up: panel repairs more extensive – expect 80K t/d by year-end 2013; current rate: 50K t/d
  - Mine sequencing/geotechnical factors
- **Outlook for improving metal production & resulting net unit cash costs**

Aggregate Grasberg Production*
(billion lbs Cu & million ozs Au per year)


Copper
1.4
0.7
1.4
2002-2011 (average)
2012
2013e-2016e (average)
Gold
2.3
0.9
2.1
2002-2011 (average)
2012
2013e-2016e (average)

Average Unit Net Cash Costs**
(¢ per lb of copper)


13¢
124¢
68¢
2013e-2016e (average)
2007-2011 (average)
2012
2013e
Net Credit

* includes Rio Tinto's share; PT-FI's share (in billion lbs Cu & million ozs Au): 2002-2011 average is 1.2 Cu & 2.0 Au, 2012 is 0.7 Cu & 0.9 Au and 2013e-2016e is 1.3 Cu & 1.9 Au
** $1,700 gold price for 2013e-2016e; 2013e unit net cash costs are expected to be higher than the 2014e & 2013e-2016e averages because of lower gold credits in 2013
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" on FCX's website. e = estimate. See Cautionary Statement.

FREEPORT-MCMORAN COPPER & GOLD

Markets



LME Copper Price
Global Exchange Stocks*
000's Metric Tons
Cents Per Pound
2,500
2,000
1,500
1,000
500
0
500
400
300
200
100
0
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07
Jul-07
Jan-08
Jul-08
Jan-09
Jul-09
Jan-10
Jul-10
Jan-11
Jul-11
Jan-12
Jul-12
Jan-13

** Includes LME, Comex and Shanghai exchange inventories; excludes producer, consumer and merchant stocks.*

London Gold Price ($/oz)



$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13

Molybdenum Price* ($/lb)



$40
$35
$30
$25
$20
$15
$10
$5
$0
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12

** Metals Week – Molybdenum Dealer Oxide Price*

Copper Market Commentary

- China Remains Important Demand Driver
  - Economy Showing Signs of Strengthening
  - Potential for Further Stimulus
- Improving U.S. Demand
  - Healthy Automotive Sector
  - Recovering Housing Sector
- European Demand Remains Weak
- Global Inventories Remain Relatively Low
- Long-term Supply Challenges

FREEPORT-MCMORAN COPPER & GOLD

Preliminary Reserves at 12/31/12

Consolidated Proven & Probable Reserves

	Copper billion lbs	Molybdenum billion lbs	Gold million ozs
Reserves @ 12/31/11 (1)	**119.7**	**3.42**	**33.9**
Additions/revisions* (2)	0.5	0.08	(0.4)
Production	(3.7)	(0.08)	(1.0)
Net change	(3.2)	0.00	(1.4)
Reserves @ 12/31/12 (1)	**116.5**	**3.42**	**32.5**
* as % of 2012 production	13%	100%	-45%

	Copper billion lbs	Molybdenum billion lbs	Gold million ozs
Reserves @ 12/31/06 (3)	**93.6**	**1.95**	**42.5**
Additions/revisions*	46.2	1.90	0.6
Production	(23.3)	(0.43)	(10.6)
Net change	22.9	1.47	(10.0)
Reserves @ 12/31/12	**116.5**	**3.42**	**32.5**
* as % of production	199%	442%	6%

12/31/12 Copper Reserves by Geographical Region


North America 33%
South America 33%
Indonesia 27%
7%
Africa

(1) Long-term prices of $2/lb copper, $10/lb molybdenum, and $750/oz gold
(2) Primarily the addition of 0.9 billion lbs copper at Cerro Verde and 0.3 billion lbs copper at Morenci less 0.6 billion lbs copper at Chino
(3) Long-term prices of ~$1/lb copper, $5/lb molybdenum, and $400/oz gold; reserves as of 12/31/06 are pro forma

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Copper Reserves & Mineralized Material

as of 12/31/12

billion lbs of copper


230
Mineralized Material (b)
(contained copper)
at $2.20 Cu price
Reserves
113 billion lbs
117
at $2.00 Cu price
Reserves (a)
(recoverable copper)
Reserves (a) & Mineralized Material (b)

12/31/12
Mineralized Material (b) by Geographical Region


North America 52%
South America 19%
12% Africa
Indonesia 17%

(a) Preliminary estimate of recoverable proven and probable copper reserves using a long-term average copper price of $2.00/lb; 93 billion pounds net to FCX's interest.

*(b) Preliminary estimate of consolidated contained copper resources using a long-term copper price of $2.20/lb. **Mineralized Material is not included in reserves and will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material will become proven and probable reserves. See Cautionary Statement.***

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Potential Future Reserve Additions

Potential Reserve Additions

+40-50 billion lbs Cu


Other SA
Kisanfu
El Abra
Ajo
Twin Buttes
Lone Star
Other NA

Key Targets

- El Abra
- Ajo
- Twin Buttes
- Lone Star
- Kisanfu

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World Class Copper Discoveries Are Extremely Rare

Recoverable Copper Reserves



Million metric tons
0
5
10
15
20
25
30
Grasberg Complex - 1988
KGHM Polish Copper - 1957
Escondida - 1979
Cananea - 1926
Collahuasi - 1979
Andina - 1865
El Teniente - 1910
Chuquicamata - 1910
Oyu Tolgoi - 2001
Cerro Verde - 1860s

2012e Copper Production



Thousand metric tons
0
200
400
600
800
1000
1200
Escondida - 1979
Chuquicamata - 1910
Antamina - 1996
El Teniente - 1910
Los Pelambres - 1996
Los Bronces - 1867
Collahuasi - 1979
Norilsk - 1935
Grasberg Complex - 1988
Morenci - 1870s

Source: Brook Hunt

e=estimate

Highly Attractive Brownfield Copper Development Projects

Expansion Projects in Progress

Mill Expansions (t/d)	Incr. Cu (mm lbs/yr)	Capital* ($ blns)	Achieve Full Rates
Cerro Verde (360K)	600	$4.4	2016
Morenci (115K)	225	1.4	2014
Tenke (14K)	150	0.9	2013
TOTAL	975	$6.7	

** excludes capitalized interest*

North America*

- Morenci Expansion (225 mm lbs Cu) under way
- Potential sulfide expansions (~800 mm lbs Cu)

South America*

- Cerro Verde Expansion (600 mm lbs Cu) under way
- Potential El Abra Mill (600 mm lbs Cu)

Tenke Fungurume

- 150mm lbs Cu/yr oxide expansion nearing completion
- Potential sulfide expansions

Grasberg

- Underground development under way

  1.1 bln lbs Cu**
  1.4 mm ozs Au**

** excludes restarts currently in progress; incremental copper per annum*
*** PT-FI's share, average per annum*

Volume Growth with Brownfield Projects in Progress

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Copper (billion lbs per year)



3.65
+20%
4.4
+15%+
5.0+
Indonesia
Africa
South America
North America
2012
2013e-2014e Average
2015e-2020e Average

e= estimate. See Cautionary Statement.

2015e-2020e
v. 2012



SA
NA
Africa
Indonesia

Brownfield Projects

- Proven Technology
- Capital efficiency
- Economies of scale
- Risks better understood

Higher Risk Adjusted Returns

Brownfield Development
Morenci Mill Expansion

Key Project Metrics

- *Expand mill to 115K t/d*
- *Increase mining rate to 900K st/d (from 700K st/d)*
- *Capital costs: ~$1.4 billion*
- *Incremental Production: 225mm lbs Cu/year*

Positive drilling results continue to expand potential milling sulfide resource in this multi-year program


Copper (bln lbs)
27.0
Cumulative Production (since 1943)
13.0
Reserves
12.9
Mineralized Material* (contained)

- Concrete & steel construction under way
- Progressing engineering & long-lead items (engineering 50% complete)
- Achieve full rates in 2014
- On-going exploration results continue to support potential for larger expansion

Copper Production (FCX 85% Share)


mm lbs Cu
800
600
400
200
0
with Expansion
2007
2008
2009
2010
2011
2012
2014e

NOTE: Amounts are net of Morenci's 15% JV partner's interest.

Estimated consolidated contained copper resources using a long-term copper price of $2.20/lb. **Mineralized Material is not included in reserves and will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material will become proven and probable reserves. e = estimate. See Cautionary Statement.*

FREEPORT-MCMORAN COPPER & GOLD

Brownfield Development
Cerro Verde Mill Expansion

Key Project Metrics

- *Expand mill from 120K t/d to 360K t/d*
- *Increase mining rate from 320K t/d to 850K t/d*
- *Capital costs: ~$4.4 billion**
- *Incremental Production: 600mm lbs Cu/year, 15mm lbs Mo/year*
- *Reserve Life: ~90 years current, ~30 years post expansion; additional exploration potential*



- **EIS approved by Government in 4Q12**
- **Engineering 55% complete**
- **Construction to commence in 2013**
- **Completion expected in 2016**

Cu Reserves

(bln lbs)



2008-2012 Production
Year-end Reserves
33.8
30.5
14.8
2007
2012

Cu Production

(mm lbs/year)



1,100
Incremental with Expansion
595
No Expan.
2012
2016-2020e

e = estimate. See Cautionary Statement.

** October 2012 estimate; reflects 10% increase from October 2011 estimate, primarily reflecting increase in cost of power & water infrastructure and labor*

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Brownfield Development
Tenke Fungurume Expansion

Key Project Metrics

- *Expand mill to 14K t/d*
- *Increase mining rate from 60K t/d to 150K t/d*
- *Add tankhouse capacity*
- *Capital costs: $850 million**
- *Incremental Production: 150mm lbs Cu/year*
- *Substantially complete – on time & within Budget*

Exploration activities continue to support opportunities for future expansion

Electrowinning Facilities





** includes second sulphuric acid plant which is expected to be completed in 2015*

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Cobalt Refinery Acquisition

- **Enhances market position as world's largest producer of cobalt**
- **Initial purchase consideration of $325mm**
  - **Potential for additional consideration of up to $110mm over three years, contingent on achieving certain revenue targets**
- **Ownership: 56% FCX (operator), 24% Lundin, 20% Gécamines**
- **Expected closing in 2Q13**


Kokkola Refinery

- *Global market leader*
- *Direct end-market access for cobalt*
- *Capacity to refine 100% of Tenke planned cobalt*
- *Experienced management team*

Grasberg Underground Development

- **Significant development progress**
- **To-date, completed 73 km of development in Grasberg BC & 46 km in DMLZ**
- **Current activities include work on ore flow systems & Grasberg BC shaft**
- **Development capital**
  - **$6.7 bln for Grasberg BC & DMLZ ($5.5 bln net to PT-FI) with $1.4 bln spent to-date ($1.1 bln net to PT-FI)***
  - **PT-FI's share of UG development expected to average $565mm/year over next five years**
- **DMLZ start-up in 2015 with full production of 80K t/d in 2021**
- **Grasberg BC start-up in 2017 with full production of 160K t/d in 2022**



Grasberg open pit
Grasberg Block Cave
Kucing Liar
Big Gossan
DOZ
DMLZ
Common Infrastructure

PT-FI's Share – Annual Avg.



1.1
1.7
1.1
1.3
Cu
bln lbs
Au
mm ozs
2012-2016e
2017e-2021e

** initial development capital spend through achievement of full rates*

NOTE: Ore grades in first 10 years expected to be higher than life of mine average for Grasberg BC and DMLZ of 1.01% Cu & 0.78 g/t Au and 0.84% Cu & 0.70 g/t Au, respectively.

e = estimate. See Cautionary Statement.

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2013 Outlook*

- **Sales Outlook:**
  - Copper: 4.3 Billion lbs.
  - Gold: 1.4 Million ozs.
  - Molybdenum: 90 Million lbs.
- **Unit Net Cash Cost(1):**
  - $1.35/lb in 2013e
  - $1.67/lb in 1Q13e
- **Operating Cash Flows(2):**
  - ~$7 Billion (@$3.65/lb Copper)
  - Includes $450 Million in Net Working Capital Sources and Other Tax Payments
  - Each 10¢/lb Change in Copper in 2013 = $350 Million
- **Capital Expenditures:**
  - $4.6 Billion (including $2.8 Billion for Major Projects)

** Excludes results from pending acquisitions.*

(1) Assumes average prices of $1,700/oz gold and $11/lb molybdenum for 2013.

(2) Assumes average prices of $1,700/oz gold and $11/lb molybdenum for 2013; each $100/oz change in gold would have an approximate $110 MM impact, and each $2.00/lb change in molybdenum would have an approximate $110 MM impact.

e = estimate. See Cautionary Statement.

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Growing Production Profile

Copper Sales (billion lbs)



5
4
3
2
1
0
3.65
4.3
4.5
5.0+
2012
2013e
2014e
2015e
Includes Projects Currently Under Way*

Note: Consolidated copper sales include approximately 717 mm lbs in 2012, 800 mm lbs in 2013e, 760 mm lbs in 2014e and 900+ mm lbs in 2015e for noncontrolling interest; excludes purchased copper.

Gold Sales (million ozs)



2
1
0
1.0
1.4
1.8
1.8
2012
2013e
2014e
2015e

Note: Consolidated gold sales include approximately 102k ozs in 2012, 140k ozs in 2013e, 175k ozs in 2014e and 170k ozs in 2015e for noncontrolling interest.

Molybdenum Sales (million lbs)



100
75
50
25
0
83
90
95
100
2012
2013e
2014e
2015e

* Includes Cerro Verde expansion (2016 full rates) & Morenci mill expansion, targeted for 2014.

e = estimate. See Cautionary Statement.

2013e Quarterly Payable Metal Sales

Copper Sales (million lbs)


1,250
1,000
750
500
250
0
940
1,045
1,085
1,230
1Q13e
2Q13e
3Q13e
4Q13e

Note: Consolidated copper sales include approximately 175 mm lbs in 1Q13e, 195 mm lbs in 2Q13e, 205 mm lbs in 3Q13e and 225 mm lbs in 4Q13e for noncontrolling interest; excludes purchased copper.

Gold Sales (thousand ozs)


600
400
200
0
230
345
290
515
1Q13e
2Q13e
3Q13e
4Q13e

Note: Consolidated gold sales include approximately 24k ozs in 1Q13e, 34k ozs in 2Q13e, 30k ozs in 3Q13e and 52k oz in 4Q13e for noncontrolling interest.

Molybdenum Sales (million lbs)


25
20
15
10
5
0
23
23
22
22
1Q13e
2Q13e
3Q13e
4Q13e

e = estimate. See Cautionary Statement.

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2012 and 2013e Sales by Region

2012 Sales by Region


North America
1,351
Cu
mm lbs
83(1)
Mo
mm lbs
South America
1,245
Cu
mm lbs
95(2)
Au
000's ozs
Indonesia
716
Cu
mm lbs
0.9
Au
mm ozs
Africa
336
Cu
mm lbs
25
Co
mm lbs

2013e Sales by Region


North America
1,445
Cu
mm lbs
90(1)
Mo
mm lbs
South America
1,325
Cu
mm lbs
140(2)
Au
000's ozs
Indonesia
1,120
Cu
mm lbs
1.24
Au
mm ozs
Africa
410
Cu
mm lbs
30
Co
mm lbs

(1) Includes molybdenum produced in South America.
(2) Includes gold produced in North America.
Note: e = estimate. See Cautionary Statement.

FREEPORT-MCMORAN COPPER & GOLD

2012 and 2013e Unit Production Costs by Region

2012

(per pound of copper)

Cash Unit Costs	North America	South America	Indonesia	Africa	Consolidated
Site Production & Delivery (1)	$1.91	$1.60	$3.12	$1.49	$2.00
By-product Credits	(0.36)	(0.26)	(2.22)	(0.33)	(0.69)
Treatment Charges	0.12	0.16	0.21	-	0.14
Royalties (1)	-	-	0.13	0.07	0.03
Unit Net Cash Costs	$1.67	$1.50	$1.24	$1.23	$1.48

2013e

(per pound of copper)

Cash Unit Costs (2)	North America	South America	Indonesia	Africa	Consolidated
Site Production & Delivery (1)	$1.98	$1.65	$2.27	$1.32	$1.89
By-product Credits	(0.26)	(0.32)	(1.94)	(0.37)	(0.72)
Treatment Charges	0.10	0.17	0.21	-	0.14
Royalties (1)	-	-	0.14	0.08	0.04
Unit Net Cash Costs	$1.82	$1.50	$0.68	$1.03	$1.35

(1) Production costs include profit sharing in South America and severance taxes in North America.

(2) Estimates assume average prices of $3.65/lb for copper, $1,700/oz for gold, $11/lb for molybdenum and $12/lb for cobalt for 2013. Quarterly unit costs will vary significantly with quarterly metal sales volumes. Unit consolidated net cash costs for 2013 would change by ~$0.015/lb for each $50/oz change in gold and $0.015/lb for each $2/lb change in molybdenum.

Note: e = estimate. See Cautionary Statement.

FREEPORT-MCMORAN COPPER & GOLD

Reconciliation of Consolidated Unit Cash Costs

	¢ per lb of copper
2012	**148¢**
Grasberg (a)	**(17)**
Tenke (b)	**(2)**
North America (c)	**6**
Total	**(13)**
2013e	**135¢**
Impact of Higher 2014e Grasberg Volumes	***(20)***
2013e With Higher Grasberg Volumes	***115¢***

(a) higher volumes (copper up 56%, gold up 36%) partly offset by higher site costs

(b) higher copper volumes (up 22%) partly offset by higher site costs

(c) higher site costs and lower by-product credits partly offset by higher copper volumes (up 7%)

e = estimate. See Cautionary Statement.

EBITDA and Cash Flow at Various Copper Prices

Average EBITDA*

($1,500 Gold & $12 Molybdenum)



(US$ billions)
$18
$15
$12
$9
$6
$3
$0
2015e/2016e Average
2013e/2014e Average
~50% Increase
Cu $3.00/lb
Cu $3.50/lb
Cu $4.00/lb

Average Operating Cash Flow (excluding Working Capital changes)*

($1,500 Gold & $12 Molybdenum)



(US$ billions)
$12
$10
$8
$6
$4
$2
$0
2015e/2016e Average
2013e/2014e Average
~50% Increase
Cu $3.00/lb
Cu $3.50/lb
Cu $4.00/lb

* Based on operating plans, volumes and costs for average of 2013e & 2014e; exclude estimates from pending acquisitions.

Note: For 2013e/2014e average, each $50/oz change in gold approximates $75 million to EBITDA and $45 million to operating cash flow; each $2.00/lb change in molybdenum approximates $160 million to EBITDA and $130 million to operating cash flow. EBITDA equals operating income plus depreciation, depletion and amortization.

e = estimate. See Cautionary Statement.

FREEPORT-MCMORAN COPPER & GOLD

Sensitivities

(US$ millions)

Change	EBITDA	Operating Cash Flow
Copper: -/+ $0.10/lb	$405	$275
Molybdenum: -/+ $1.00/lb	$80	$65
Gold: -/+ $50/ounce	$75	$45
Diesel(1): -/+ 10%	$95	$70
Purchased Power(2): -/+ 10%	$55	$40
Currencies(3): +/- 10%	$150	$115

(1) $3.60/gallon base case assumption.
(2) 7.0¢/kWh base case assumption.
(3) U.S. Dollar Exchange Rates: 475 Chilean peso, 9,500 Indonesian rupiah, $1.00 Australian dollar, $1.32 Euro, 2.70 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against foreign currencies equates to a cost benefit of noted amounts.
NOTE: Based on 2013e/2014e average. Operating cash flow amounts exclude working capital changes. e = estimate. See Cautionary Statement.

Exploration Targets in Major Mineral Districts


Morenci
Cerro Verde
$235 million in 2013e
North America 20%
South America 23%
Other Areas
11%
Indonesia 20%
Africa 26%
Grasberg
Tenke Fungurume

Note: FCX's consolidated share; e = estimate. See Cautionary Statement.
Approximately 1/3rd of our 2013 budget is associated with greenfield exploration projects

FREEPORT-MCMORAN COPPER & GOLD

Capital Expenditures (1)



Major Mining Projects (2)
Other Mining
(US$ billions)
$5
$4
$3
$2
$1
$0
$4.6
1.8
2.8
$4.4
1.4
3.0
$3.0
1.0
2.0
2013e
2014e
2015e

(1) Estimates include projects in progress; exclude estimates from pending acquisitions. Project spending will continue to be reviewed and revised subject to market conditions.
(2) Primarily includes Cerro Verde expansion, Morenci mill expansion and Grasberg underground development.

Note: Includes capitalized interest.
e = estimate. See Cautionary Statement.

Recent Acquisitions – Why Now?

- **Positive Long-Term Global Economic Outlook**
- **Limited Opportunities to Invest in Copper Beyond Brownfield Expansions**
- **Attractive Opportunity to Acquire High Quality Assets**
  - **Strong Margins and Cash Flows (Self-funding Growth)**
  - **Financially Attractive Growth Options**
  - **Enhances Diversification – Commodity/Geographic**
  - **Enhances Exploration Leverage – Multiple High Quality Targets**
  - **Attractive Entry Point for Long Term Natural Gas Business**
  - ***Opportunity for Stronger Long Term Returns for Shareholders***
- **Management Capabilities to Execute**
- **Enhanced Size and Scale to Compete Globally**
- **Access to Low Cost Debt Financing**

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Enhanced Geographic & Commodity Diversification

2013e EBITDA (1)

Existing → **Pro forma**



North America 29%
South America 29%
Indonesia 31%
11%
Africa
Mining 100%
North America 48%
South America 21%
Indonesia 23%
8%
Africa
Mining 74%
Oil & Gas 26%

(1) Based on pricing assumptions of $3.50/lb Cu, $1,500/oz Au, $12/lb Mo, $100/bbl Oil (Brent) and $4.50/MMbtu natural gas. e = estimate. See Cautionary Statement.

FREEPORT-McMoRAN COPPER & GOLD

FCX Pro Forma EBITDA & Cash Flows


EBITDA
Operating Cash Flow*
$25
$20
$15
$10
$5
$0
$ billions
2015e/ 2016e Avg.
2013/ 2014 Avg.
~45% Increase
$3.00
$3.50
$4.00
Copper Prices
$1,500 Au/$12 Mo/$100 Oil/$4.50 Gas (Brent)
2015e/ 2016e Avg.
2013/ 2014 Avg.
~45% Increase
$3.00
$3.50
$4.00
Copper Prices
$1,500 Au/$12 Mo/$100 Oil/$4.50 Gas (Brent)

** Excludes working capital changes*
e = estimate. See Cautionary Statement.

FREEPORT-MCMORAN COPPER & GOLD

Focused and Disciplined Capital Allocation Philosophy

Maintain Strong Balance Sheet & Credit Profile

- **Allocate Capital to Low Cost, Long-lived, Expandable Assets** → Focus on Largest Resources → Ensure Potential is Well Understood → Establish Short, Medium and Long Term Potential for Primary Assets
- **Quantify Risks** → Technical, Political, Social, Economic, Market
- **Rigorous Economic Analysis Under Range of Assumptions** → Protect Downside, Leverage to Upside
- **Prioritize & Rank Opportunities** → Highest Returns/NPV per $ Invested → Manageable Risks → Overall Portfolio Balance/Strategic Fit
- **Limit Number of Projects – Focused Management Attention** → Repay Debt → Return Excess Capital to Shareholders

FREEPORT-MCMORAN COPPER & GOLD

Financial Policy

- Maintain Strong Balance Sheet & Liquidity Position
- Reduce Debt Incurred in Acquisitions Using Projected Substantial Cash Flows Generated from Combined Business
- Invest in Projects with Strong Financial Returns/Capital Discipline
- Anticipate Continuing Current Common Stock Dividend Rate: $1.25/Share per Annum
- Board to Review Financial Policy on an Ongoing Basis
- Committed to Long-standing Tradition of Maximizing Value for Shareholders

FREEPORT-MCMORAN COPPER & GOLD

Combined Company Highlights

- Creates A Premier U.S. Based Natural Resources Producer
- World's Largest Publicly Traded Copper Producer
- Significant Producer of Oil, Gold & Molybdenum
- Significant Long-term Natural Gas Resources
- Strong Margins & Cash Flows
- High Quality, Long-lived and Geographically Diverse Assets



Reference Slides

FREEPORT-MCMORAN COPPER & GOLD

PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2013e-2021e

2013e – 2017e PT-FI Share
Total: 5.9 billion lbs copper
Annual Average: 1.18 billion lbs

2013e – 2017e PT-FI Share
Total: 8.3 million ozs gold
Annual Average: 1.66 million ozs



Copper, billion lbs
Gold, million ozs
1.1
1.2
1.1
1.7
1.4
1.7
1.4
2.8
0.9
0.9
1.1
1.3
2013e
2014e
2015e
2016e
2017e
2017e-2021e Annual Average

e = estimate. Amounts are projections; see Cautionary Statement.
Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.

Grasberg Open Pit



9N
8E
9S
N

Mining Sequence in 2013

Copper Equivalent Cross Section


A
B
9N and 9S are the Primary Ore Pushbacks in 2013
9S
1Q13
9N
1Q13
End
2012
LEGEND
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
Grasberg Plan View
B
A

Mining Sequence in 2013

Copper Equivalent Cross Section


A
B
9N and 9S are the Primary Ore Pushbacks in 2013
9S
9N
1Q13
2Q13
1Q13
2Q13
End 2012
LEGEND
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
Grasberg Plan View
A
B

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2013

Copper Equivalent Cross Section



A
B
9N and 9S are the Primary Ore Pushbacks in 2013
9S
9N
1Q13
2Q13
3Q13
1Q13
2Q13
3Q13
End 2012
Grasberg Plan View
A
B
LEGEND
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2013

Copper Equivalent Cross Section


A
B
9N and 9S are the Primary Ore Pushbacks in 2013
9S
9N
1Q13
2Q13
3Q13
4Q13
1Q13
2Q13
3Q13
4Q13
End
2012
LEGEND
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
Grasberg Plan View
A
B

Mining Sequence in 2014

Copper Equivalent Cross Section



A
B
9N and 9S are the Primary Ore Pushbacks in 2014
9S
9N
End
2013
2014
LEGEND
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
Grasberg Plan View
B
A

Mining Sequence in 2015

Copper Equivalent Cross Section



A
B
9S is the Primary Ore Pushback in 2015
9S
2015
End 2014
LEGEND
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
Grasberg Plan View
B
A

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2016

Copper Equivalent Cross Section


A
B
9S is the Primary Ore Pushback in 2016
End 2015
9S
2016
LEGEND
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
Grasberg Plan View
A
B

Site Operating Costs by Category

Consolidated


Materials
32%
Manpower
29%
5%
Acid
Energy
21%
Other
13%

2012


32%
30%
12%
21%
5%

2013e

Note: e = estimate. See Cautionary Statement.